Exhibit 99.1

Cognizant

Glenpointe Centre West

500 Frank W. Burr Blvd.

Teaneck, N.J. 07666

CoreLogic

4 First American Way

Santa Ana, CA 92707 USA

Cognizant to Acquire CoreLogic India Operations, Expanding Mortgage Services Portfolio

CoreLogic and Cognizant to Enter Into Multi-Year Services Agreement to Strengthen End-to-End Mortgage Services, and Enable New Business Solutions for Mortgage Industry

TEANECK, N.J., and SANTA ANA, Calif., July 26, 2011—Cognizant (NASDAQ: CTSH), a leading provider of information technology, consulting, and business process outsourcing services, and CoreLogic (NYSE: CLGX), a leading provider of information, analytics, and business services, today announced a definitive agreement under which Cognizant will acquire CoreLogic Global Services Private Limited (CoreLogic India), the India-based captive operations of CoreLogic. The purchase price will consist of a cash payment of approximately $50 million, plus adjustments for working capital and other charges or credits which will be determined at closing.

As part of the transaction, CoreLogic and Cognizant will enter into a services agreement with a minimum revenue commitment of $324 million, plus applicable inflation adjustments, over five years with various renewal and extension rights, under which Cognizant will provide a range of services to CoreLogic globally. Together, the companies expect to provide end-to-end business process and analytics solutions across the mortgage value chain, from loan origination, escrow, title and closing services through secondary markets, loan administration, and loan default management.

CoreLogic India, whose approximately 4,000 associates will become employees of Cognizant at closing, provides capabilities in software product development, analytical modeling, domain-centric back-office services, and technology support to CoreLogic and its customers, primarily in the U.S. mortgage and real estate markets. CoreLogic India, founded in 1994, maintains offices in Bangalore, Hyderabad, and Mangalore.

As one of the largest real estate information and analytics provider in the U.S. market, CoreLogic brings deep relationships in data, analytics, and business and information services capabilities. The company has built among the largest and most comprehensive U.S. real estate, mortgage application, fraud, and loan performance databases with public, contributory, and proprietary data covering approximately 99 percent of U.S. residential real estate property records, 80 percent of mortgage applications, and 85 percent of mortgage loan servicing performance information. Through the use of proprietary algorithms and modeling capabilities, CoreLogic analyzes these information assets and multidimensional data on multiple levels, providing clients with unique analytics and customized business process services in areas ranging from property and mortgage information; legal, parcel and geospatial data; motor vehicle records; national coverage eviction information, non-prime lending records, credit information, and real property tax information.

“We welcome CoreLogic India’s talented professionals to Cognizant. Their deep capabilities in domain-centric back-office services, software product development, and analytical modeling, combined with Cognizant’s domain-aligned technology and business process expertise, will create greater value for our mutual financial services clients and enable the delivery of sophisticated analytics and next-generation business process solutions to market,” said Francisco D’Souza, President and CEO of Cognizant. “This acquisition continues our long-standing strategy of acquiring for capabilities, and the strategic relationship with CoreLogic enables us to better serve the rapidly evolving mortgage industry globally.”

According to Anand Nallathambi, President and CEO of CoreLogic, CoreLogic expects the partnership to enable reduced time-to-market, expanded service delivery, and enhanced productivity, operational efficiency, and quality through Cognizant’s enhanced capabilities, global delivery platforms, and ongoing access to highly trained resources. “Establishing a strategic partnership with Cognizant will allow us to take advantage of increased global reach and technological capabilities so that we can better deliver high-value, integrated workflow solutions to our customers,” said Nallathambi. “We intend to use the cash proceeds towards our expansion into new growth markets, and believe Cognizant has the solid, proven track record that makes it an excellent choice to support this strategy.”

Subject to the satisfaction of certain closing conditions, the transaction is expected to close in August 2011.

About CoreLogic

CoreLogic (NYSE: CLGX) is a leading provider of consumer, financial and property information, analytics and services to business and government. The company combines public, contributory and proprietary data to develop predictive decision analytics and provide business services that bring dynamic insight and transparency to the markets it serves. CoreLogic has built the largest and most comprehensive U.S. real estate, mortgage application, fraud, and loan performance databases and is a recognized leading provider of mortgage and automotive credit reporting, property tax, valuation, flood determination, and geospatial analytics and services. More than one million users rely on CoreLogic to assess risk, support underwriting, investment and marketing decisions, prevent fraud, and improve business performance in their daily operations. The company, headquartered in Santa Ana, Calif., has more than 10,000 employees globally with 2010 revenues of $1.6 billion. For more information, visit www.corelogic.com.

About Cognizant

Cognizant (NASDAQ: CTSH) is a leading provider of information technology, consulting, and business process outsourcing services, dedicated to helping the world’s leading companies build stronger businesses. Headquartered in Teaneck, New Jersey (U.S.), Cognizant combines a passion for client satisfaction, technology innovation, deep industry and business process expertise, and a global, collaborative workforce that embodies the future of work. With over 50 delivery centers worldwide and approximately 111,000 employees as of March 31, 2011, Cognizant is a member of the NASDAQ-100, the S&P 500, the Forbes Global 2000, and the Fortune 500 and is ranked among the top performing and fastest growing companies in the world. Visit us online at www.cognizant.com or follow us on Twitter: Cognizant.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the expected closing of the transaction, the anticipated benefits of the services agreement and the anticipated use of proceeds. These forward-looking statements may contain the words “intend,” “anticipate,” “expect,” “believe,” “will,” “will be,” “will continue,” or other similar words and phrases. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contemplated by such statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include, but are not limited to: (i) general economic conditions, (ii) unanticipated system interruptions, (iii) regulatory developments with respect to use of consumer data and public records, (iv) CoreLogic’s ability to (a) access needed data from external sources, (b) protect its information systems against data corruption, cyber-based attacks or network security breaches and (c) provide adequate security in the electronic transmission of sensitive data, and (v) other risks set forth in CoreLogic’s most recent Annual Report on Form 10-K for the year ended December 31, 2010, as updated by CoreLogic’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, and Cognizant’s most recent Annual Report on Form 10-K for the year ended December 31, 2010, as updated by Cognizant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. The forward-looking statements speak only as of the date they are made. Except as required by law, CoreLogic and Cognizant do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Cognizant Investor Contact:

David Nelson, VP, Investor Relations & Treasury

+1-201-498-8840

david.nelson@cognizant.com

Cognizant Media Contact, U.S.:

Catherine Marenghi

+1-781-223-8673

catherine.marenghi@cognizant.com

Cognizant Media Contact, India:

Harsh Kabra

+91-9823273191

harsh.kabra@cognizant.com

CoreLogic Investor Contact:

Dan Smith

+1-703-610-5410

investor@corelogic.com

CoreLogic Media Contact, U.S.:

Alyson Austin

+1-714-250-6180

newsmedia@corelogic.com

CoreLogic Media Contact, India:

Rob Volmer

+91-8826294592

rvolmer@cvic.com